UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2016

Date of reporting period: 06/30/2016

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

June 30, 2016

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS HIGH INCOME FUND, INC.

August 2016

Report to Fellow Shareholders:

Market Overview

     Volatility was the key word for the high yield market during the first six months of 2016. Several forces weighed heavily on the markets early in the year. The vicious decline in oil prices carried forward into 2016, finally reaching a bottom in February, dragging equities, commodities and the economy down with it. The robust expansion in exploration and development led to unprecedented investment and production in energy. As world economies slowed, the demand for oil declined and forced a reckoning with supply. The rebalancing is still in process, but it appears the bottom in crude oil prices may have been established in February near $27 per barrel. As with most rebounds, following the sharp decline the price of crude oil snapped back above $50 by June. Equities, commodities and high yield all rebounded as well. We are cautiously optimistic that the recent price rebound should continue to significantly higher levels for several reasons. The higher prices have resulted in new oil rigs coming online along with the corresponding future supply. Also, technological developments in recent years will likely continue to support much higher production levels at lower costs. We believe it is more likely oil prices will remain range bound near current price levels. The other real shocks to the markets were the surprisingly weak 1st quarter 2016 Gross Domestic Product (GDP) and Brexit, the exit of the United Kingdom from the European Union. The initial estimated 1st quarter GDP was 0.5%, well below the 4th quarter 2015 rate of 1.4%. The weak first quarter economy in the U.S., followed by the Brexit vote, tempered the market’s expectations on future growth and Fed policy. This has led to a reduced probability for Federal Reserve (Fed) rate hikes over the balance of 2016 and renewed demand for risk assets.

     For the six-month period ending June 30, 2016, the Bank of America Merrill Lynch (BAML) U.S. High Yield Constrained Index (Index) generated a total return of 9.32%, with 5.88% earned during the second quarter. From the market bottom, coinciding with the low point in the price of oil this year, the Index generated an eye popping 15.25%, from February 11 to June 30, 2016. The extreme pressure from the falling price in oil influenced the economy, markets and the Fed. The Fed postponed raising interest rates leading to a sharp rally in all risk assets, including high yield bonds as measured by the Index. High yield energy bonds led the rally as expected with the BAML U.S. High Yield Energy Index earning 51.21% total return for this same period ended June 30, 2016. A remarkable performance considering the sector fell 23.58% in 2015, and continued to fall another 18.98% in 2016 through February 11, 2016. Stable Fed policy and relief from falling prices provided a reprieve to energy-related securities and to risk assets overall.

Nicholas High Income Portfolio

     Security selection plays a prominent role in our philosophy and process. It is never more critical than during markets that are faced with difficulty and transition. Our focus on earnings, free cash flow, balance sheets and valuation have assisted in both identifying opportunities and avoiding troubles, but not always with equal influence. Supplementing the fundamental research is our task in order to assume risk in securities we believe to be undervalued due to misunderstood fundamentals or emotional reaction. By investing in a non-consensus fashion and accepting non-fundamental, or exaggerated, risk we attempt to capture excess return from undervalued securities.

     Over the course of the six months ending June 30, 2016, the portfolio was underweighted in the energy sector and CCC-rated bonds. Our position was based on our view the fundamentals of energy and more highly rated companies would continue to deteriorate as the price of crude remains range bound at lower prices. In 2015, our underweight position in energy and CCC-rated bonds added significantly to performance, but that reversed in 2016. The energy underweight cost the Fund 198 basis points relative to the Index for the six-month period ended June 30, 2016. This was a combination of our underweight and not owning the lowest priced, most leveraged energy bonds. Underweighting the most highly leveraged bonds, rated CCC or lower, has been our strategy, especially now, as the high yield market rally becomes extended with valuations offering less return and the rising probability of defaults. Basically, we believe the credit cycle is entering the later phase where leverage begins to increase and default rates rise. Our focus is on higher quality bonds in the universe of high yield bonds.

     The Fund’s Class I generated a 5.13% return for the six-months and -1.88% for the twelve-months ended June 30, 2016. This compares to the BAML U.S. High Yield Constrained Index of 9.32% and 1.74%, for the same period. The BAML BB-B Non-Distressed Index, a sector the Fund tends to have a greater focus, generated a return of 6.24% and 2.46% for the same periods.

     Our view for the balance of 2016, is to focus on the BB-B sector of bonds which we believe may offer greater stability against a slower economy and weakening corporate bond fundamentals.

     Ultimately we foresee continued volatility for the balance of 2016, as the market balances between an extended credit cycle, subdued economic growth and expected changes to Federal Reserve policy. Our view on energy will remain range bound at these lower prices for a longer period and more highly leveraged companies could face greater challenges resulting from a slow-growth economy and growing default risks. We do not anticipate a significant increase in the rate of inflation this year and thus we expect interest rates to remain low with the shape of the yield curve to flatten as yields on longer dated bonds fall more than short maturities. In our view, the Fed will be reluctant to raise rates significantly higher this year, if at all.

Performance

     Nicholas High Income Fund – Class I produced a net return of 5.13% for the period ended June 30, 2016. Returns for Nicholas High Income Fund, Inc. Class I and N, and selected indices are provided in the chart below for the periods ended June 30, 2016. The Fund and Morningstar performance data is net of fees, while the BAML Indices are gross of fees.

		Average Annual
			Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. – Class I	-1.88%	2.13%	4.30%	5.14%
Nicholas High Income Fund, Inc. – Class N	-2.25%	1.74%	3.94%	4.83%
BAML U.S. High Yield Constrained Index	1.74%	4.20%	5.70%	7.50%
BAML U.S. High Yield BB-B Bond Index	2.06%	4.59%	5.87%	7.04%
Morningstar High Yield Bond Funds Category	. -0.46%	2.92%	4.58%	5.97%
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class I	$9,812	$10,651	$12,341	$16,515
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class N	$9,775	$10,530	$12,129	$16,034
Fund’s Class I Expense Ratio (from 04/30/16 Prospectus): 0.71%
Fund’s Class N Expense Ratio (from 04/30/16 Prospectus): 1.06%

The Fund’s expense ratios for the period ended June 30, 2016 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. Class I shares and Class N shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

Philosophy and Process

     The returns earned by the Fund are consistent with our investment philosophy and style. The approach has been to identify undervalued securities using rigorous financial analysis to verify that the fundamental outlook is properly aligned with current valuations. An analysis of trends in earnings, EBITDA (earnings before interest, taxes, depreciation and amortization), leverage and asset coverage are critical for making a sound investment. Security valuation is the primary gatekeeper in deciding whether to add or eliminate a holding from the portfolio. Financially, sound companies with fully priced securities do not necessarily represent a good value, while companies that have stumbled financially should not automatically be dismissed as bad investments if we believe the valuations offer a sufficient margin of safety. This process suggests a more conservative approach to investing in high yield bonds, which we believe has the potential to allow for more consistent returns with the intent of less downside risk.

     We remain committed to the Fund’s long-term strategy, which is based on a process that seeks to identify value opportunities in out-of-favor or poorly followed securities of financially sound companies. Opportunities tend to arise over time in securities of companies that fall temporarily out-of-favor due to specific company or industry issues that may taint the issuers. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware that a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

Thank you for your investment in the Nicholas High Income Fund.

Lawrence J. Pavelec, CFA
Senior Vice President
Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Basis Point – One hundredth of a percentage point. For example 50 basis points equals .50%.

Free Cash Flow – earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization is an approximate measure of a company’s operating cash flow based on data from the company’s income statement. Calculated by looking at earnings before the deduction of interest expenses, taxes, depreciation, and amortization.

Margin of Safety – Buying with a “margin of safety,” a phrase popularized by Benjamin Graham and Warren Buffet, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

Index Definitions – You cannot invest directly in an index.

The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch U.S. High Yield Constrained Index limits any individual issuer included in the Bank of America Merrill Lynch U.S. High Yield Index to a maximum of 2% benchmark exposure.

The Bank of America Merrill Lynch BB-B U.S. High Yield Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through B3, inclusive.

The Bank of America Merrill Lynch U.S. High Yield Energy Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities of energy issuers.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Credit Quality reflects the credit rating assigned by Fitch, Moody’s or S&P. Ratings are subject to change and generally expressed as a scale from AAA to D, where higher-rated bonds are in the A’s and lower-rated in the C’s. Any bond rated BBB or higher is considered investment grade debt. Bonds rated BBB- or below are considered below investment grade and are seen as having higher default risk or other adverse credit events, but typically pay higher yields than better quality bonds in order to make them attractive. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights Class I (NCINX)

For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2016			Years Ended December 31,
	(unaudited)		2015	2014	2013	2012	2011
NET ASSET VALUE,
BEGINNING OF PERIOD	$8.65		$9.52	$9.86	$9.86	$9.28	$9.52
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.21		.43	.52	.58	.64	.69
Net gain (loss) on securities
(realized and unrealized)	.23		(.84)	(.35)	.00 (1)	.58	(.22)
Total from
investment operations	.44		(.41)	.17	.58	1.22	.47
LESS DISTRIBUTIONS
From net investment income	(.10)		(.46)	(.51)	(.58)	(.64)	(.71)
NET ASSET VALUE,
END OF PERIOD	$8.99		$8.65	$9.52	$9.86	$9.86	$9.28

TOTAL RETURN	5.13	%(2)	(4.54)%	1.62%	5.91%	13.36%	4.93%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$97.5		$93.1	$101.1	$103.8	$103.0	$93.8
Ratio of expenses
to average net assets.	.71	%(3)	.70%	.67%	.66%	.66%	.72%
Ratio of net investment income
to average net assets.	4.78	%(3)	4.61%	5.24%	5.74%	6.52%	7.44%
Portfolio turnover rate	42.68	%(3)	41.30%	50.76%	51.47%	62.31%	61.19%

(1)	The amount rounds to $0.00.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)

For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2016			Years Ended December 31,
	(unaudited)		2015	2014	2013	2012	2011
NET ASSET VALUE,
BEGINNING OF PERIOD	$8.78		$9.66	$9.99	$9.98	$9.39	$9.64
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.21		.39	.48	.54	.61	.66
Net gain (loss) on securities
(realized and unrealized)	.23		(.85)	(.34)	.01	.59	(.23)
Total from
investment operations	.44		(.46)	.14	.55	1.20	.43
LESS DISTRIBUTIONS
From net investment income	(.10)		(.42)	(.47)	(.54)	(.61)	(.68)
NET ASSET VALUE,
END OF PERIOD	$9.12		$8.78	$9.66	$9.99	$9.98	$9.39

TOTAL RETURN	4.98	%(1)	(4.97)%	1.34%	5.54%	12.96%	4.45%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$3.5		$2.7	$6.6	$6.3	$9.3	$2.6
Ratio of expenses
to average net assets.	1.06	%(2)	1.05%	1.02%	1.01%	1.01%	1.06%
Ratio of net investment income
to average net assets.	4.59	%(2)	4.29%	4.90%	5.45%	6.15%	7.07%
Portfolio turnover rate	42.68	%(2)	41.30%	50.76%	51.47%	62.31%	61.19%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Issuers

June 30, 2016 (unaudited)

Percentage
Name	of Net Assets
CDW LLC	2.74%
CCO Holdings, LLC	2.54%
Florida East Coast Holdings Corp.	2.39%
PetSmart, Inc.	2.26%
Kinder Morgan, Inc.	2.19%
DaVita Inc.	2.07%
CyrusOne LP	2.06%
Zayo Group, LLC	2.01%
GEO Group, Inc. (The)	2.00%
CNH Industrial Capital LLC	1.94%
Total of top ten	22.20%

Sector Diversification (as a percentage of portfolio)

June 30, 2016 (unaudited)

Fund Expenses

For the six month period ended June 30, 2016 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	12/31/15	06/30/16	01/01/16 - 06/30/16
Actual	$1,000.00	$1,051.30	$3.62
Hypothetical	1,000.00	1,021.47	3.57
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 182 then divided by 366 to reflect the one- half year period.

Fund Expenses (continued)

For the six month period ended June 30, 2016 (unaudited)

Class N
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period**
	12/31/15	06/30/16	01/01/16 - 06/30/16
Actual	$1,000.00	$1,049.80	$5.40
Hypothetical	1,000.00	1,019.73	5.32
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 182 then divided by 366 to reflect the one-half year period.

Schedule of Investments
June 30, 2016 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 88.18%
	Automotive – Automakers — 0.49%
$500,000	Fiat Chrysler Automobiles NV 5.25%, 04/15/23	$496,875
	Automotive – Parts & Equipment — 1.59%
1,500,000	American Axle & Manufacturing, Inc. 6.625%, 10/15/22	1,605,000
	Banking — 0.74%
1,000,000	BAC Capital Trust XIV Floating Rate Preferred Hybrid
	Income Term Securities 4.00%, 09/29/49(1)	748,050
	Basic Industry – Building Materials — 2.85%
1,750,000	Beacon Roofing Supply, Inc. 6.375%, 10/01/23	1,833,125
1,000,000	HD Supply, Inc. 144A restricted, 5.75%, 04/15/24	1,040,000
		2,873,125
	Capital Goods – Diversified — 0.99%
1,000,000	Park-Ohio Industries, Inc. 8.125%, 04/01/21	997,500
	Capital Goods – Machinery — 3.04%
2,000,000	CNH Industrial Capital LLC 3.375%, 07/15/19	1,955,000
1,000,000	Manitowoc Foodservice, Inc. 144A restricted, 9.50%, 02/15/24	1,117,500
		3,072,500
	Capital Goods – Packaging — 3.36%
1,750,000	Ball Corporation 5.00%, 03/15/22	1,857,625
1,000,000	Reynolds Group Holdings Limited 144A restricted, 5.125%, 07/15/23	1,012,500
500,000	Sealed Air Corporation 144A restricted, 5.50%, 09/15/25	520,625
		3,390,750
	Consumer Goods – Food-Wholesale — 5.21%
500,000	KeHE Distributors, LLC 144A restricted, 7.625%, 08/15/21	494,375
500,000	Pinnacle Foods Finance LLC 4.875%, 05/01/21	506,875
600,000	Pinnacle Foods Inc. 144A restricted, 5.875%, 01/15/24	627,750
1,000,000	Post Holdings, Inc. 7.375%, 02/15/22	1,051,250
1,000,000	Southern States Cooperative, Incorporated
	144A restricted, 10.00%, 08/15/21	755,000
1,250,000	TreeHouse Foods, Inc. 4.875%, 03/15/22	1,275,000
528,000	Wells Enterprises, Inc. 144A restricted, 6.75%, 02/01/20	546,480
		5,256,730
	Consumer Goods – Personal & Household Products — 2.34%
1,465,000	FGI Operating Company, LLC 7.875%, 05/01/20	1,062,125
500,000	Newell Brands Inc. 144A restricted, 5.00%, 11/15/23	525,012
750,000	Vista Outdoor Inc. 144A restricted, 5.875%, 10/01/23	780,000
		2,367,137

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2016 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 88.18% (continued)
	Energy – Gas-Distribution — 1.72%
$500,000	Plains All American Pipeline, L.P. 3.65%, 06/01/22	$490,340
1,000,000	Transcontinental Gas Pipe Line Company, LLC
	144A restricted, 7.85%, 02/01/26	1,244,502
		1,734,842
	Energy – Oil Field Equipment & Services — 1.03%
1,000,000	Hornbeck Offshore Services, Inc. 5.00%, 03/01/21	592,500
600,000	Parker Drilling Company 6.75%, 07/15/22	451,500
		1,044,000
	Energy – Oil Refining & Marketing — 1.36%
500,000	Calumet Specialty Products Partners, L.P. 6.50%, 04/15/21	357,500
1,000,000	Tesoro Corporation 5.375%, 10/01/22	1,020,000
		1,377,500
	Financial Services – Brokerage — 2.35%
1,500,000	Jefferies Finance LLC 144A restricted, 7.375%, 04/01/20	1,389,375
968,000	Oppenheimer Holdings Inc. 8.75%, 04/15/18	982,520
		2,371,895
	Financial Services – Investments &
	Miscellaneous Financial Services — 0.97%
1,000,000	Icahn Enterprises L.P. 4.875%, 03/15/19	977,500
	Healthcare – Facilities — 3.83%
2,000,000	DaVita Inc. 5.75%, 08/15/22	2,092,500
750,000	HealthSouth Corporation 5.75%, 09/15/25	742,500
1,000,000	Sabra Health Care Limited Partnership 5.50%, 02/01/21	1,027,500
		3,862,500
	Healthcare – Medical Products — 2.34%
1,030,000	Fresenius Medical Care US Finance II, Inc.
	144A restricted, 5.625%, 07/31/19	1,116,901
500,000	Grifols Worldwide Operations Limited 5.25%, 04/01/22	508,750
725,000	Teleflex Incorporated 5.25%, 06/15/24	732,250
		2,357,901
	Leisure – Gaming — 0.94%
1,500,000	Scientific Games International, Inc. 6.25%, 09/01/20	948,750
	Leisure – Hotels — 0.10%
100,000	FelCor Lodging Limited Partnership 6.00%, 06/01/25	100,750
	Leisure – Theaters & Entertainment — 1.01%
1,000,000	Cinemark USA, Inc. 5.125%, 12/15/22	1,017,500
	Media – Advertising — 1.53%
1,500,000	Nielsen Company (Luxembourg) S.ar.l. (The)
	144A restricted, 5.50%, 10/01/21	1,548,750

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2016 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 88.18% (continued)
	Media – Cable & Satellite TV — 3.47%
$2,500,000	CCO Holdings, LLC 5.25%, 09/30/22	$2,565,625
900,000	UPCB Finance VI Limited 144A restricted, 6.875%, 01/15/22	936,000
		3,501,625
	Media – Content — 4.63%
1,500,000	Activision Blizzard, Inc. 144A restricted, 5.625%, 09/15/21	1,569,375
1,500,000	Gannett Co., Inc. 144A restricted, 4.875%, 09/15/21	1,537,500
1,500,000	Netflix, Inc. 5.50%, 02/15/22	1,563,750
		4,670,625
	Media – Printing & Publishing — 0.51%
500,000	Deluxe Corporation 6.00%, 11/15/20	517,500
	Real Estate – Development & Management — 0.51%
500,000	CBRE Services, Inc. 5.00%, 03/15/23	517,638
	Retail – Food & Drug Retailer — 1.39%
1,500,000	Fresh Market, Inc. (The) 144A restricted, 9.75%, 05/01/23	1,406,250
	Retail – Restaurants — 1.70%
500,000	NPC International, Inc. 10.50%, 01/15/20	526,250
1,300,000	Wok Acquisition Corp. 144A restricted, 10.25%, 06/30/20	1,192,750
		1,719,000
	Retail – Specialty Retail — 3.23%
1,000,000	Murphy Oil USA, Inc. 6.00%, 08/15/23	1,035,000
1,250,000	PetSmart, Inc. 144A restricted, 7.125%, 03/15/23	1,287,500
1,120,000	Rent-A-Center, Inc. 4.75%, 05/01/21	935,200
		3,257,700
	Services – Support-Services — 8.66%
1,000,000	ADT Corporation (The) 3.50%, 07/15/22	916,250
1,000,000	Aramark Services, Inc. 5.125%, 01/15/24	1,020,000
1,000,000	Avis Budget Car Rental, LLC 144A restricted, 5.125%, 06/01/22	965,000
1,000,000	Cardtronics, Inc. 5.125%, 08/01/22	990,000
750,000	Corrections Corporation of America 5.00%, 10/15/22	778,125
1,000,000	Corrections Corporation of America 4.625%, 05/01/23	1,007,500
2,000,000	GEO Group, Inc. (The) 6.00%, 04/15/26	2,020,000
1,000,000	Iron Mountain Incorporated 144A restricted, 6.00%, 10/01/20	1,046,250
		8,743,125
	Technology & Electronics – Electronics — 0.51%
500,000	NXP B.V. 144A restricted, 5.75%, 02/15/21	518,750
	Technology & Electronics – Hardware & Equipment — 8.18%
500,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	481,875
1,250,000	CDW LLC 6.00%, 08/15/22	1,306,250
1,500,000	CommScope, Inc. 144A restricted, 5.00%, 06/15/21	1,532,250

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2016 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 88.18% (continued)
	Technology & Electronics – Hardware & Equipment — 8.18% (Continued)
$1,500,000	Dell Inc. 144A restricted, 7.125%, 06/15/24	$1,566,631
1,000,000	NCR Corporation 5.875%, 12/15/21	1,015,000
500,000	NCR Corporation 5.00%, 07/15/22	490,000
1,750,000	Western Digital Corporation 144A restricted, 7.375%, 04/01/23	1,863,750
		8,255,756
	Technology & Electronics – Software & Services — 2.45%
1,500,000	First Data Corporation 144A restricted, 5.75%, 01/15/24	1,488,750
1,000,000	Rackspace Hosting, Inc. 144A restricted, 6.50%, 01/15/24	987,500
		2,476,250
	Telecommunications – Wireless — 2.12%
1,500,000	Digicel Limited 144A restricted, 6.00%, 04/15/21	1,285,800
1,000,000	Sprint Corporation 7.25%, 09/15/21	852,500
		2,138,300
	Telecommunications – Wireline Integrated & Services — 8.73%
1,502,000	Cincinnati Bell Inc. 8.375%, 10/15/20	1,566,451
2,000,000	CyrusOne LP 6.375%, 11/15/22	2,080,000
1,500,000	Equinix, Inc. 5.375%, 04/01/23	1,548,750
1,500,000	Frontier Communications Corporation 8.50%, 04/15/20	1,591,875
2,000,000	Zayo Group, LLC 6.00%, 04/01/23	2,030,000
		8,817,076
	Transportation – Infrastructure/Services — 0.94%
1,000,000	XPO Logistics, Inc. 144A restricted, 6.50%, 06/15/22	953,750
	Transportation – Rail — 2.39%
2,000,000	Florida East Coast Holdings Corp.
	144A restricted, 6.75%, 05/01/19	1,990,000
500,000	Florida East Coast Industries, LLC
	144A restricted, 9.75%, 05/01/20	425,000
		2,415,000
	Utility – Electric-Generation — 0.97%
1,000,000	Calpine Corporation 5.375%, 01/15/23	975,000
	TOTAL NON-CONVERTIBLE BONDS
	(cost $90,479,783)	89,032,900
BANK LOANS — 3.39%
	Healthcare – Medical Products — 0.97%
977,500	Grifols Worldwide Operations USA, Inc. Term B 3.454%, 02/27/21(2)	975,672
	Retail – Specialty Retail — 0.98%
997,481	PetSmart, Inc. Term B 4.25%, 03/10/22(3)	992,803

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2016 (unaudited)

	Shares or
	Principal
	Amount		Value
	BANK LOANS — 3.39% (continued)
		Technology & Electronics – Hardware & Equipment — 1.44%
	$1,458,556	CDW LLC Term B 3.25%, 04/29/20(4)	$1,456,324
		TOTAL BANK LOANS
		(cost $3,411,964)	3,424,799
	COMMON STOCK — 1.36%
	Industrials – Transportation — 1.36%
	18,500	Macquarie Infrastructure Corporation
		(cost $1,207,235)	1,369,925
	CONVERTIBLE PREFERRED STOCK — 2.19%
		Energy — 2.19%
	45,500	Kinder Morgan, Inc. 9.75%, Cumulative
		Convertible Preferred Stock, Series A
		(cost $1,997,120)	2,212,665
SHORT	-TERM INVESTMENTS — 3.43%
		Commercial Paper — 1.67%
	687,000	UnitedHealth Group Incorporated 0.65%, 07/05/16	686,951
	1,000,000	WEC Energy Group, Inc. 0.75%, 07/12/16	999,875
			1,686,826
		Variable Rate Security — 1.76%
	1,772,130	Morgan Stanley Liquidity Funds
		Government Portfolio (Institutional Class), 0.267%	1,772,130
		TOTAL SHORT-TERM INVESTMENTS
		(cost $3,458,956)	3,458,956
		TOTAL INVESTMENTS
		(cost $100,555,058) – 98.55%	99,499,245
		OTHER ASSETS, NET OF LIABILITIES – 1.45%	1,465,585
		TOTAL NET ASSETS
		(basis of percentages disclosed above) – 100%	$100,964,830

(1)	The greater of (i) 3-month LIBOR plus 0.40% and (ii) 4.00%, such rate being reset quarterly.
(2)	Resets monthly, equal to 1-month LIBOR plus 3.00%.
(3)	The greater of (i) 3-month LIBOR plus 3.25% and (ii) 4.25%, such rate being reset quarterly.
(4)	The greater of (i) 3-month LIBOR plus 2.25% and (ii) 3.25%, such rate being reset quarterly.

Securities purchased pursuant to Rule 144A under the Securities Act of 1933 may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

ASSETS
Investments in securities at value (cost $100,555,058)	$99,499,245
Receivables —
Investment securities sold	2,171,208
Interest	1,427,253
Total receivables	3,598,461
Other	6,183
Total assets	103,103,889

LIABILITIES
Payables —
Investment securities purchased	2,036,071
Due to adviser —
Management fee	37,460
Accounting and administrative fee	4,098
Total due to adviser	41,558
12b-1 and servicing fee	18,804
Other payables and accrued expense	42,626
Total liabilities	2,139,059
Total net assets	$100,964,830

NET ASSETS CONSIST OF
Paid in capital	$116,431,349
Net unrealized depreciation on investments	(1,055,813)
Accumulated net realized loss on investments	(15,564,155)
Accumulated undistributed net investment income	1,153,449
Total net assets	$100,964,830

Class I
Net assets	$97,461,576
Shares outstanding	10,845,940
NET ASSET VALUE PER SHARE ($.05 par value, 75,000,000
shares authorized), offering price and redemption price	$8.99

Class N
Net assets	$3,503,254
Shares outstanding	384,228
NET ASSET VALUE PER SHARE ($.05 par value, 25,000,000
shares authorized), offering price and redemption price	$9.12

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2016 (unaudited)

INCOME
Interest	$2,742,320

EXPENSES
Management fee	223,385
Accounting and administrative fees	24,863
Transfer agent fees	23,946
Registration fees	22,004
Audit and tax fees	15,812
Accounting system and pricing service fees	14,365
Printing	8,778
12b-1 fees – Class N	6,950
Legal fees	4,862
Directors’ fees	4,500
Custodian fees	3,968
Servicing fees – Class N	2,780
Postage and mailing	2,322
Insurance	2,030
Other operating expenses	2,696
Total expenses	363,261
Net investment income	2,379,059

NET REALIZED LOSS ON INVESTMENTS	(5,352,334)

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	8,014,189
Net realized and unrealized gain on investments	2,661,855
Net increase in net assets resulting from operations	$5,040,914

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended June 30, 2016 (unaudited) and the year ended December 31, 2015

	Six Months Ended
	06/30/2016	Year Ended
	(unaudited)	12/31/2015
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$2,379,059	$4,843,712
Net realized loss on investments	(5,352,334)	(2,782,715)
Change in net unrealized
appreciation/depreciation on investments	8,014,189	(6,567,186)
Net increase (decrease) in net assets
resulting from operations	5,040,914	(4,506,189)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	(1,107,522)	(4,885,710)
From net investment income – Class N	(73,317)	(163,155)
Total distributions	(1,180,839)	(5,048,865)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(287,069 and 829,057 shares, respectively)	2,544,265	7,900,733
Reinvestment of distributions – Class I
(111,057 and 463,572 shares, respectively)	987,296	4,281,866
Cost of shares redeemed – Class I
(315,921 and 1,151,950 shares, respectively)	(2,779,174)	(10,937,165)
Proceeds from shares issued – Class N
(933,235 and 739,674 shares, respectively)	8,274,180	7,141,822
Reinvestment of distributions – Class N
(7,702 and 16,402 shares, respectively)	69,549	155,364
Cost of shares redeemed – Class N
(862,338 and 1,130,852 shares, respectively)	(7,761,673)	(10,921,226)
Change in net assets derived from
capital share transactions	1,334,443	(2,378,606)
Total increase (decrease) in net assets	5,194,518	(11,933,660)

NET ASSETS
Beginning of period	95,770,312	107,703,972
End of period (including accumulated
undistributed net investment income of
$1,153,449 and $64,900, respectively)	$100,964,830	$95,770,312

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

June 30, 2016 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form N-CSR for the year ended December 31, 2015.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies --

Nicholas High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values. The following is a summary of the significant accounting policies of the Fund: (a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     Level 1 – quoted prices in active markets for identical investments Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	In Securities
Level 1 –
Common Stock(1)	$1,369,925
Variable Rate Security	1,772,130
Level 2 –
Non-Convertible Bonds(1)	89,032,900
Bank Loans(1)	3,424,799
Convertible Preferred Stock(1)	2,212,665
Commercial Paper	1,686,826
Level 3 –
None	—
Total	$99,499,245
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended June 30, 2016 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

(d) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At June 30, 2016, reclassifications were recorded to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $109,671.

The tax character of distributions paid during the six months ended June 30, 2016 and the year ended December 31, 2015 was as follows:

	06/30/2016	12/31/2015
Distributions paid from:
Ordinary income	$1,180,839	$5,048,865

As of June 30, 2016, investment cost for federal tax purposes was $100,555,058 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,998,337
Unrealized depreciation	(3,054,150)
Net unrealized depreciation	$(1,055,813)

There were no differences between the book-basis and tax-basis components of net assets.

For the year ended December 31, 2015, the Fund had capital loss carryforwards of approximately $8,708,000, which expire as follows: $414,000 in 2016, $6,834,000 in 2017 and $1,460,000 indefinitely. To the extent the Fund has future net realized capital

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward utilizing the indefinite carryforward prior to the others.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2016. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended June 30, 2016. At June 30, 2016, the fiscal years 2012 through 2015 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) ASC 946, Financial Services –Investment Companies. This guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of June 30, 2016. There have been no significant subsequent events since June 30, 2016 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.50% of the average net asset value up to and including $50 million, 0.40% of the average net asset value in excess of $50 million and up to and including $100 million and 0.30% of the average net asset value in excess of $100 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $2,367 for the period ended June 30, 2016 for legal services rendered by this law firm.

(3) Investment Transactions —

For the period ended June 30, 2016, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $23,864,721 and $19,961,322, respectively.

(4) Concentration of Risk —

The Fund invests primarily in high yield debt securities. The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the market for these securities is generally less liquid than for higher rated securities.

Historical Record(1)
(unaudited)

	Net	Net Investment		Growth of an
	Asset Value	Income Distributions		Initial $10,000
Class I	Per Share	Per Share		Investment(3)
November 21, 1977(2)	$25.50	$—		$10,000
December 31, 1992	16.90	1.4775		35,143
December 31, 1993	17.60	1.4450		39,695
December 31, 1994	16.05	1.5050		39,626
December 31, 1995	17.10	1.4750		46,029
December 31, 1996	17.65	1.4800		51,721
December 31, 1997	18.45	1.4515		58,514
December 31, 1998	16.95	1.5775		58,788
December 31, 1999	15.30	1.6560		58,749
December 31, 2000	12.00	1.5300		51,620
December 31, 2001	11.80	1.2150		56,144
December 31, 2002	9.65	0.9925		50,459
December 31, 2003	10.95	0.8450		61,937
December 31, 2004	11.15	0.8200		67,915
December 31, 2005	10.50	0.7895		68,849
December 31, 2006	10.70	0.7455		75,221
December 31, 2007	10.18	0.7502		76,820
December 31, 2008	7.18	0.7140		58,955
December 31, 2009	9.09	0.6581		80,426
December 31, 2010	9.52	0.7230		90,876
December 31, 2011	9.28	0.7070		95,354
December 31, 2012	9.86	0.6375		108,095
December 31, 2013	9.86	0.5757		114,488
December 31, 2014	9.52	0.5065		116,347
December 31, 2015	8.65	0.4592		111,068
June 30, 2016	8.99	0.1024	(a)	116,763
Class N
February 28, 2005(2)	$11.20	$—		$10,000
December 31, 2005	10.40	0.7320		9,947
December 31, 2006	10.60	0.7140		10,846
December 31, 2007	10.06	0.7119		11,018
December 31, 2008	7.24	0.5238		8,448
December 31, 2009	9.18	0.6323		11,501
December 31, 2010	9.64	0.6683		12,946
December 31, 2011	9.39	0.6782		13,522
December 31, 2012	9.98	0.6062		15,275
December 31, 2013	9.99	0.5367		16,121
December 31, 2014	9.66	0.4697		16,337
December 31, 2015	8.78	0.4197		15,525
June 30, 2016	9.12	0.0963	(a)	16,298

(1)

Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.

(2)	Initial date under Nicholas Company, Inc. management.
(3)	Assuming reinvestment of distributions.
(a)	Paid on April 28, 2016 to shareholders of record on April 27, 2016. The Fund distributed no capital gains for the time periods listed.

Approval of Investment Advisory Contract

(unaudited)

In January 2016, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through January 2017. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended December 31, 2015, the management fee was 0.44% and the Fund’s Class I and Class N total expense ratios (including the management fee but absent acquired funds fees and expenses) were 0.70% and 1.05%, respectively. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s Class I expense ratio, which was the lowest in its overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included high-yield bond funds with similar asset sizes, credit quality and number of holdings. In terms of the peer group data used for performance comparisons, the Fund’s Class I total return was ranked 6th, 5th, 4th and 6th out of 9 funds for the one-, three-, five-and ten-year periods ending December 31, 2015. The Fund’s Class I had the lowest expense ratio among its peer group and ranked 7th in terms of 12-month yield out of the 9 funds.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund and expressed satisfaction with the Fund’s performance. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits to be realized by the Adviser from the relationship with the Fund. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure, the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board discussed the Fund’s relatively low fees, historical returns and risk profile and management’s strategies to improve the absolute and relative performance of the Fund. The Board agreed that the Adviser had the resources, financial management and administrative capacity to continue to provide quality services. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas High Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Directors and Officers

DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: August 30, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: August 30, 2016

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: August 30, 2016